UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
Filed by the registrant ☒
Filed by a party other than the registrant  ☐
Check the appropriate box:

☐	Preliminary proxy statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14-a6(e)(2))

☐	Definitive proxy statement

☒	Definitive additional materials

☐	Soliciting material under Rule 14a-12
Flagstar Bank, National Association
(Name of Registrant as specified in its Charter)
Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4), and 0-11.

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Your Vote Counts!
FLAGSTAR BANK, N.A.
2026 Annual Meeting
Vote by June 8, 2026 11:59 PM EDT. For shares held in a
Plan, vote by June 2, 2026 11:59 PM EDT.
C/O COMPUTERSHARE
480 WASHINGTON BOULEVARD
JERSEY CITY, NJ 07310
.
V83974-P45584

You invested in FLAGSTAR BANK, N.A. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 9, 2026.

Get informed before you vote
View the Notice of Meeting and Proxy Statement and the Annual Report to Shareholders, including the 2025 Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and
vote without entering a
control number
Vote Virtually at the Meeting*
June 9, 2026
10:00 A.M. EDT
Virtually at:
www.virtualshareholdermeeting.com/FLG2026
*Please check the meeting materials for any special requirements for meeting attendance.
Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors Nominees: 1a. Milton Berlinski	For
1b. Alan Frank	For
1c. Marshall Lux	For
1d. Eli H. Miller	For
1e. Steven T. Mnuchin	For
1f. Joseph Otting	For
1g. Allen C. Puwalski	For
1h. Jennifer R. Whip	For
2. The ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Flagstar Bank, N.A. in the fiscal year ending December 31, 2026.	For
3. An advisory vote to approve, on a non-binding basis, compensation of our named executive officers disclosed in the accompanying proxy statement.	For
4. Approval of an Amendment to the Flagstar Bank, N.A. 2020 Omnibus Incentive Plan.	For
NOTE: If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, the proxy will be voted by the proxies in their best judgment.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V83975-P45584